SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

October 24, 2008

INTREPID TECHNOLOGY AND RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Idaho	00-27845	84-1304106
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

501 West Broadway, Suite 200, Idaho Falls, Idaho	83402
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(208) 529-5337

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On June 17, 2008, Intrepid Technology and Resources, Inc., an Idaho corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with YA Global Investments, L.P. (the “Investor”) pursuant to which the Company sold to the Investor, and the Investor purchased from the Company, Three Hundred Seventy-Five Thousand Dollars ($375,000) of Secured Convertible Debentures (the “Debenture”), which shall be convertible into shares of the Company’s common stock, par value $0.005 per share (“Common Stock”) and warrants (the “Warrants”) to acquire up to Four Hundred Thirty-Five Thousand (435,000) additional shares of Common Stock, of which Seventy-Five Thousand Dollars ($75,000) was funded on June 17, 2008and the balance was funded on June 19, 2008.  A Form 8-K disclosing this agreement was filed with the SEC on June 20, 2008.

Pursuant to June 17, 2008, and in reference to the SPA, on October 24, 2008 (the “Transaction Date”) the Company sold to the Investor, and the Investor purchased from the Company, Sixty-Eight Thousand Five Hundred Thirty-Eight Dollars and Thirty-Seven Cents ($68,538.37) of Secured Convertible Debentures (The “Second Debenture”), which shall be convertible into shares of the Company’s common stock, par value $0.005 per share (“Common Stock””), all of which was funded on the Transaction Date.

The Second Debenture shall accrue interest at a rate equal to eighteen percent (18%) per annum and shall mature, unless extended by the holder in accordance with the terms of the Second Debenture, on October 24, 2009 (“Maturity Date”).  At any time after the Transaction Date, the Investor shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.005 and seventy-five percent (75%) of the lowest daily volume weighted average price of the Common Stock during the sixty (60) trading days immediately preceding each conversion date.  The Company shall not affect any conversion, and the Investor shall not have the right to convert any portion of the Second Debenture to the extent that after giving effect to such conversion, the Investor (together with the Investor’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

The Company at its option shall have the right to redeem a portion or all amounts outstanding under the Second Debenture prior to the Maturity Date provided that as of the date of the Investor’s receipt of a redemption notice (i) the closing bid price of the Common Stock is less than $0.005, (ii) there exists no Event of Default (as defined in the Second Debenture) and (iii) there is no Equity Conditions Failure (as defined in the Second Debenture).  The Company shall pay an amount equal to the principal amount being redeemed plus a redemption premium equal to twenty percent (20%) of the principal amount being redeemed, and accrued interest.  If the Company receives a “break up” or similar fee in connection with a contemplated merger, purchase or similar transaction, the Company shall deliver such fee to the Holder as repayment of amounts owed under the Second Debenture.  Such amount shall not be subject to the Redemption Premium.

As long as the Second Debenture remains outstanding: (a) the Company, and each of its subsidiaries, must obtain the Investor’s consent to (i) amend any of its charter documents to the detriment of the Investor, (ii) repay or acquire shares of its Common Stock or other equity securities except for the Underlying Shares (as defined in the Second Debenture) pursuant to the Transaction Documents (as defined in the Second Debenture), (iii) issue or sell shares of Common Stock or preferred stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (iv) issue any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration less than such Common Stock’s bid price determined immediately prior to it’s issuance, (v) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (vi) file any registration statement on Form S-8; (b) the Company shall not merge, reorganize, restructure, consolidate, or sell all or substantially all of the Company’s assets (each such transaction, an “Organizational Change”) unless, prior to such Organizational Change, the Company obtains the written consent of the Investor; and (c) neither the Company nor its subsidiaries shall enter into, amend, modify or supplement any agreement with any of its officers, directors, persons who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined in the Second Debenture) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a “Related Party”), except for (i) employment arrangements and benefit programs, (ii) any investment in an Affiliate of the Company,  (iii) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (iv) any agreement which is approved by a majority of the disinterested directors of the Company (for purposes hereof, any director who is also an officer of the Company or its subsidiaries shall not be such a disinterested director).  The Company is required to give the Buyer ten days advanced written notice of any intent to commence any bankruptcy, insolvency, or other proceeding under any applicable bankruptcy or insolvency laws.

The Second Debenture is secured by (i) a security interest in all of the assets of the Company and of each of the Company's subsidiaries as evidenced by that certain Security Agreement, dated March 28, 2008, by and among the Company, the Investor and each of the Company’s subsidiaries made a party thereto (the “Security Agreement”) and (ii) a Guaranty, dated March 28, 2008, in favor of the Investor, executed and delivered  by each subsidiary of the Company (the “Guaranty”).  The parties to the Security Agreement and the Guaranty effected the security interests above by executing Amendment No. 1 to Security Agreement, dated June 17, 2008, and Amendment No. 1 to Guaranty, dated June 17, 2008 (together, the “Amendments”). The proceeds to the Company in exchange for the Company’s issuance of the Second Debenture will be disbursed to the parties and in the amounts set forth on Exhibit A of the Second Debenture.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 herein above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Agreement, dated October 24, 2008, by and between the Company and YA Global Investments, L.P.	Provided herewith
Exhibit 10.2	Convertible Debenture, dated October 24, 2008, by and between the Company and YA Global Investments, L.P.	Provided herewith
Exhibit 10.3	Securities Purchase Agreement, dated June 17, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.4	Convertible Debenture, dated June 17, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008

Exhibit 10.5	Warrant 4-01, dated June 17, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.6	Warrant 4-02, dated June 17, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.7	Warrant 4-03, dated June 17, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.8	Security Agreement, dated March 28, 2008, by and among the Company, the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.9	Guaranty, dated March 28, 2008, by and among the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.10	Registration Rights Agreement, dated June 17, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.11	Irrevocable Transfer Agent Instructions, dated June 17, 2008, by and among the Company, YA Global Investments, L.P., David Gonzalez, Esq. and Columbia Stock Transfer Company, as transfer agent	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.12	Escrow Agreement, dated June 17, 2008, by and among the Company, Yorkville Advisors LLC, YA Global Investments, L.P. and David Gonzalez, Esq., as escrow agent	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008

Exhibit 10.13	Amendment to Warrant 01-03, dated June 17, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.14	Amendment to Warrant 02-03, dated June 17, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.15	Amendment to Warrant 03-03, dated June 17, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.16	Amendment No. 1 to Security Agreement, dated June 17, 2008, by and among the Company, the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008
Exhibit 10.17	Amendment No. 1 to Guaranty, dated June 17, 2008, by and among the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 8-K as filed with the SEC on October 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2008	INTREPID TECHNOLOGY & RESOURCES, INC.

By:____/s/ John D. Haffey_____________________
Name: John D. Haffey
Title: Chief Executive Officer